Taxation	9 Months Ended
Sep. 30, 2023
Income Tax Disclosure [Abstract]
Taxation

3. Taxation

We account for income taxes in interim periods pursuant to the provisions of ASC 740, Income Taxes. Under this method, our provision for or benefit from income taxes is computed by applying an estimated annual effective tax rate to the year to date pre-tax book income and the effects of any discrete income tax items are recognized in the periods in which they occur. Effective April 1, 2023, the U.K. statutory tax rate increased from 19% to 25% and a weighted average of 23.5% will be applied for the full year 2023.

Our effective tax rate for the three months ended September 30, 2023 and 2022 was 117.6% and 88.2%, respectively. Our effective tax rate for the nine months ended September 30, 2023 and 2022 was 142.0% and 2.8%, respectively. Our year to date tax rate is higher due to our valuation allowance on restricted interest carryforwards and discrete items identified during the nine months ended September 30, 2023. The change in the effective tax rate in 2023 compared to 2022 primarily arises as a result of the deferred tax impact of the goodwill impairment in the prior year and the impact of the valuation allowance on restricted interest carryforwards and discrete items identified during the current year as noted above.

The difference between our effective tax rate and the U.K. statutory rate for the three and nine months ended September 30, 2023 was primarily the result of our valuation allowance on restricted interest carryforwards and items identified as discrete during the current year.

The difference between our effective tax rate and the U.K. statutory rate for the three and nine months ended September 30, 2022 was primarily the result of the non-deductible component of the goodwill impairment charge and changes to our valuation allowance related to our recoverability of deferred tax assets on restricted interest carryforwards.